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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                  May 8, 1998
                                Date of Report
                       (Date of earliest event reported)



                     ADVANCED DEPOSITION TECHNOLOGIES, INC
            (Exact name of registrant as specified in its charter)



                                   Delaware
                (State or other jurisdiction of incorporation)



        1-12230                                            04-2865714
(Commission File Number)                       (IRS Employer Identification No.)




                        Myles Standish Industrial Park
                           580 Myles Standish Blvd.
                         Taunton, Massachusetts, 02780
             (Address of principal executive offices)  (Zip Code)



                                (508) 823-0707
             (Registrant's telephone number, including area code)
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     Item 5.   Other Events
               ------------

     Advanced Deposition Technologies Inc. ("ADT") announced that its Board of Directors has approved an amendment to its currently outstanding Class B Redeemable Common Stock Purchase Warrants (the "Warrants"). The amendment extends the expiration date of the Warrants from May 12, 1998 to July 31, 1998 and changes the terms of the Warrants such that the exercise of every two Warrants entitles the Warrant holder to purchase one share of the Company's Common Stock at a per share exercise price of $3.75. The amendment will be effective at 2:59 p.m., Denver Colorado time on May 12, 1998.

     (c) Exhibits.
         --------

     The following exhibit is filed as part of this report pursuant to Item 601 of Regulation S-K:

          Exhibit 99 Press Release of Company

                                      -2-
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 8, 1998                      ADVANCED DEPOSITION TECHNOLGIES, INC.



                                        /s/ Mark Thomas
                                        ------------------------------
                                        Mark Thomas
                                        Chief Financial Officer

                                      -3-

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                                 EXHIBIT INDEX
                                 ------- -----

          Exhibit 99 Press Release of Company